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                                                                  Exhibit 10.20

                             ANGELICA CORPORATION
                       FORM 10-K FOR FISCAL YEAR ENDED
                               JANUARY 27, 2001

                                   SCHEDULE

The indemnification agreements presently in effect between the Company and its Directors and executive officers as of various dates are substantially identical in all material respects. This schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of identifying the Directors and executive officers who have executed such agreements:

Name                            Title
----                            -----

David A. Abrahamson             Director

Susan S. Elliott                Director

Earle H. Harbison, Jr.          Director

Alan C. Henderson               Director

Don W. Hubble                   Chairman, President and Chief
                                Executive Officer

Charles W. Mueller              Director

Stephen M. O'Hara               Director

Dr. William A. Peck             Director

H. Edwin Trusheim               Director

Kelvin R. Westbrook             Director

Paul R. Anderegg                Vice President

T. M. Armstrong                 Sr. Vice President-Finance and
                                Administration

Steven L. Frey                  Vice President, General Counsel &
                                Secretary



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Charles D. Molloy, Jr.          Vice President

Denis R. Raab                   Vice President

Edward P. Ryan                  Vice President

James W. Shaffer                Vice President and Treasurer

Daniel J. Westrich              Vice President


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